SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
36.1Early repayment of EVE’s loan
In January 2026, the loan due in 2028, subject to SOFR 3M plus 3.90% p.a. and with a carrying amount of US$50.0 as of December 31, 2025, was fully prepaid. No additional costs associated with the prepayment were incurred. The early repayment was made in connection with, and as a required condition for, the Company’s entry into the syndicated credit agreement disclosure in Note 36.2.
36.2New syndicated credit agreement
In January 2026, the Company, through its wholly owned subsidiary EVE UAM, LLC., entered into a syndicated credit agreement with Banco do Brasil S.A., New York Branch, Citibank N.A., Itaú Unibanco S.A., Miami Branch, and Banco Itaú Chile acting as managing agent. This syndicated credit agreement provides US$150.0, subject to SOFR plus 3.10% p.a., with final maturity in 2031. The agreement includes covenants that require the maintenance of a minimum debt service coverage ratio.
36.3Repurchase of shares and unwinding of swap contracts
In March 2026, the Company repurchased 10,932,998 shares (EMBJ3) for US$183.7, including transaction costs. This transaction was executed under the share buyback program approved on March 5, 2026, which authorized the acquisition of ordinary shares (EMBJ3) for treasury holding, cancellation, subsequent sale, or to meet commitments under share-based compensation plans. In connection with this repurchase, the 12-month swap contracts entered with Banco Itaú, as mentioned in Note 7(i), were unwound.